SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
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☐ Filed by a Party other than the Registrant
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☐	Preliminary Proxy Statement
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☑	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

NATIONWIDE VARIABLE INSURANCE TRUST

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Notes.

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To be held on November 30, 2009

NVIT Multi-Manager International Growth Fund	NVIT Multi-Manager Mid Cap Value Fund
NVIT Multi-Manager Large Cap Growth Fund	NVIT Short Term Bond Fund
NVIT Multi-Manager Large Cap Value Fund	Neuberger Berman NVIT Multi Cap Opportunities Fund
NVIT Multi-Manager Mid Cap Growth Fund	Van Kampen NVIT Real Estate Fund

Each a series of
Nationwide Variable Insurance Trust
1000 Continental Drive
Suite 400
King of Prussia, Pennsylvania 19406
1-800-848-0920

To the Shareholders:

NOTICE IS HEREBY GIVEN that Nationwide Variable Insurance Trust (the “Trust”) will hold a Special Meeting of Shareholders (the “Meeting”) for the series listed above (each, a “Fund”), which shall be held at the offices of the Trust, located at 1000 Continental Drive, Suite 400, King of Prussia, Pennsylvania 19406, on November 30, 2009 at 10 a.m. Eastern time for the following purposes, as described in the accompanying Proxy Statement:

1. To approve the use of a “manager of managers” structure for each Fund; and

2. To transact such other business as may properly come before the Meeting or any adjournments thereof.

Shareholders of record of each Fund as of the close of business on September 17, 2009 are entitled to notice of, and to vote at, the Meeting or any adjournments thereof. Each share of a Fund is entitled to one vote, and each fractional share held is entitled to a proportional fractional vote, with respect to the proposal. Instead of attending and voting at the Meeting, you may choose to vote and return the Proxy Card (or voting instruction form) or vote by telephone or through the Internet. Any vote cast by you, other than through attendance at the Meeting, must be duly and properly received by the Trust or its proxy solicitor by the date of the Meeting in order to be counted for the Meeting. If you have returned the Proxy Card (or voting instruction form) or voted by telephone or through the Internet and are present at the Meeting, you may change the vote specified in the proxy at that time. However, attendance in person at the Meeting, by itself, will not revoke a previously tendered proxy. Whether or not you plan to attend the Meeting, please vote your shares by returning the Proxy Card (or voting instruction form) by mail in the enclosed postage-paid envelope provided or by voting by telephone or over the Internet.

If you have any questions regarding the proposal, please call Broadridge Financial Solutions, Inc., the Funds’ proxy solicitor, at 1-866-450-8587 (toll-free).

Your vote is important.

By Order of the Board of Trustees,

Eric E. Miller
Secretary

September 25, 2009

To secure the largest possible representation and to save the expense of further mailings, please mark your Proxy Card (or voting instruction form), sign it, and return it as soon as possible in the enclosed envelope, which requires no postage if mailed in the United States, or vote by telephone or over the Internet by following the instructions provided on the Proxy Card. Please vote your proxy regardless of the number of shares owned. You may revoke your proxy at any time at, or before, the Meeting or vote in person if you attend the Meeting, as provided in the attached Proxy Statement.

NATIONWIDE VARIABLE INSURANCE TRUST
1000 Continental Drive
Suite 400
King of Prussia, Pennsylvania 19406
1-800-848-0920

PROXY MATERIALS

NVIT Multi-Manager International Growth Fund	NVIT Multi-Manager Mid Cap Value Fund
NVIT Multi-Manager Large Cap Growth Fund	NVIT Short Term Bond Fund
NVIT Multi-Manager Large Cap Value Fund	Neuberger Berman NVIT Multi Cap Opportunities Fund
NVIT Multi-Manager Mid Cap Growth Fund	Van Kampen NVIT Real Estate Fund

Dear Shareholder:

I am writing to let you know that a Special Meeting of Shareholders (the “Meeting”) relating to the series listed above (each, a “Fund”) of Nationwide Variable Insurance Trust (the “Trust”), will be held at the offices of the Trust, located at 1000 Continental Drive, Suite 400, King of Prussia, Pennsylvania 19406, on November 30, 2009, at 10 a.m. Eastern time. You are being asked to consider and approve a proposal for the use of a “manager of managers” structure for each Fund. This package contains information about the proposal, and includes the Notice of Meeting, Proxy Statement and Proxy Card (or voting instruction form) to be used for voting.

The Board of Trustees of the Trust (the “Board”), including the trustees who are deemed to be independent trustees under the Investment Company Act of 1940, as amended, has unanimously approved the proposal and believes it to be in the best interests of the shareholders of each Fund. The Board recommends unanimously that you vote FOR the proposal.

The Q&A that follows this letter is provided to assist you in understanding the proposal. The proposal is described in greater detail in the enclosed Proxy Statement.

Voting is quick and easy. Everything you need is enclosed. To cast your vote, simply complete the Proxy Card (or voting instruction form) enclosed in this package and return it by mail in the postage-paid envelope provided, or vote by telephone or over the Internet. Any vote cast by you, other than through attendance at the Meeting, must be duly and properly received by the Trust or its proxy solicitor by the date of the Meeting in order to be counted for the Meeting.

Your vote is important regardless of the number of shares you own. In order to avoid the added cost of follow-up solicitations and possible adjournments, please take the time to read the Proxy Statement and cast your vote as soon as possible.

Should you have any questions before you vote, please call Broadridge Financial Solutions, Inc. (“Broadridge”), the Funds’ proxy solicitor, at 1-866-450-8587 (toll-free). You may also receive a telephone call from one of Broadridge’s proxy solicitation agents asking you to vote your shares. Thank you in advance for considering this issue and for promptly casting your vote.

By Order of the Board of Trustees,

Eric E. Miller
Secretary

September 25, 2009

IMPORTANT SHAREHOLDER INFORMATION

Below is a brief overview of the proposal to be voted upon. Your vote is important. Please read the full text of the enclosed Proxy Statement, which you should retain for future reference. If you need another copy of the Proxy Statement, please call Broadridge Financial Solutions, Inc. (“Broadridge”), the Funds’ proxy solicitor, at 1-800-579-1639 (toll-free).

Who is asking for my vote?

The Board of Trustees (the “Board”) of the Nationwide Variable Insurance Trust (the “Trust”) is requesting your vote at the Special Meeting of Shareholders (the “Meeting”) of NVIT Multi-Manager International Growth Fund, NVIT Multi-Manager Large Cap Growth Fund, NVIT Multi-Manager Large Cap Value Fund, NVIT Multi-Manager Mid Cap Growth Fund, NVIT Multi-Manager Mid Cap Value Fund, NVIT Short Term Bond Fund, Neuberger Berman NVIT Multi Cap Opportunities Fund, and Van Kampen NVIT Real Estate Fund (each, a “Fund”) to be held on November 30, 2009, or any adjournments thereof.

What proposal am I being asked to vote on?

You are being asked to consider and approve a proposal for the use of a “manager of managers” structure for each Fund (the “Proposal”).

What is a “manager of managers” structure?

The proposed “manager of managers” structure would permit Nationwide Fund Advisors (“NFA”), as the Funds’ investment adviser, to appoint and replace unaffiliated subadvisers, enter into subadvisory agreements with unaffiliated subadvisers, and amend and terminate subadvisory agreements with unaffiliated subadvisers on behalf of each Fund without shareholder approval.

Why am I being asked to vote on the “manager of managers” structure at this time?

The Funds had a “manager of managers” structure in place since inception. However, Nationwide Life Insurance Company, certain of its affiliated insurance companies, and the Trust recently sought and received an order from the Securities and Exchange Commission (the “SEC”) for the substitution of shares of certain mutual funds that were used as underlying investment options for variable insurance and variable annuity contracts with shares of the Funds (the “Substitution Order”). As a condition to issuing the Substitution Order, the SEC required that, after the date on which a substitution were to occur, the Funds would not rely on the “manager of managers” structure until such structure had been reapproved by each Fund’s shareholders. The substitution occurred on August 14, 2009 and in accordance with the Substitution Order, no changes to the management structure of the Funds has occurred since that time, nor are any changes currently contemplated. However, in order to obtain the benefits of the “manager of managers” structure for each Fund, you are now being asked to approve the Proposal.

If it is implemented, how will shareholders benefit from the “manager of managers” structure?

The “manager of managers” structure is intended to enable the Funds to operate with greater efficiency by allowing NFA to employ subadvisers best suited to the needs of the Funds without incurring the expense and delays associated with obtaining shareholder approval of subadvisory agreements. In particular, the Board believes that the reapproval of the “manager of managers” structure will: (1) enable the Board to act more quickly and with less expense to a Fund in order to appoint an initial or a new subadviser when NFA and the Board believe that such appointment would be in the best interests of that Fund and its shareholders; and (2) help a Fund to potentially enhance performance and reduce market risk by permitting NFA to allocate and reallocate a Fund’s assets among one or more subadvisers when NFA and the Board believe that it would be in the best interests of that Fund and its shareholders.

How does the Board recommend that I vote?

The Board recommends that you vote to approve the Proposal.

How many votes am I entitled to cast?

As a shareholder, you are entitled to one vote for each full share and a fractional vote for each fractional share of the Funds that you own at the close of business on the record date. The record date is September 17, 2009.

How do I vote my shares?

You may vote your shares at the Meeting. Instead of attending and voting at the Meeting, you may choose to vote and return the Proxy Card (or voting instruction form) or vote by telephone or through the Internet. You can vote your shares by:

(1) completing and signing the enclosed Proxy Card (or voting instruction form) and mailing it in the enclosed postage-paid envelope; or

(2) Internet or telephone by following the voting procedures described on the Proxy Card.

Any vote cast by you, other than through attendance at the Meeting, must be duly and properly received by the Trust or its proxy solicitor by the date of the Meeting in order to be counted for the Meeting. If you specify a vote for the Proposal, your proxy will be voted as you indicate. If you simply sign, date, and return the Proxy Card, but do not specify a vote for the Proposal, your proxy will be voted FOR the Proposal. If you need any assistance, or have any questions regarding the Proposal or on how to vote your shares, please call Broadridge, the Funds’ proxy solicitor at 1-866-450-8587 (toll-free).

How do I sign the Proxy Card?

Please sign exactly as your name appears on the Proxy Card. When shares are held by joint tenants, at least one holder should sign. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate.

Corporate and partnership proxies should be signed by an authorized person indicating the person’s title.

How can I obtain more information?

The Trust will furnish, without charge, a copy of the Trust’s most recent annual report and semi-annual report to shareholders of a Fund, upon request, which request may be made either by writing to the Trust at 1000 Continental Drive, Suite 400, King of Prussia, Pennsylvania 19406 or by calling the Trust at 1-800-848-0920 (toll-free). If you have any questions regarding the Proposal, please call Broadridge, the Funds’ proxy solicitor, at 1-866-450-8587 (toll-free).

PROXY STATEMENT

i

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS OF

NVIT Multi-Manager International Growth Fund	NVIT Multi-Manager Mid Cap Value Fund
NVIT Multi-Manager Large Cap Growth Fund	NVIT Short Term Bond Fund
NVIT Multi-Manager Large Cap Value Fund	Neuberger Berman NVIT Multi Cap Opportunities Fund
NVIT Multi-Manager Mid Cap Growth Fund	Van Kampen NVIT Real Estate Fund

TO BE HELD ON NOVEMBER 30, 2009

This Proxy Statement solicits proxies to be voted at a Special Meeting of Shareholders (the “Meeting”) of the series listed above (each, a “Fund”), each a series of Nationwide Variable Insurance Trust (the “Trust”), a Delaware statutory trust. At the Meeting, shareholders of the Funds will be asked to consider and approve the use of a “manager of managers” structure for each Fund (the “Proposal”).

The Meeting will be held at the offices of the Trust at 1000 Continental Drive, Suite 400, King of Prussia, Pennsylvania 19406, on November 30, 2009 at 10 a.m. Eastern Time, as may be adjourned from time to time. The Board of Trustees (the “Board”) is soliciting proxies from shareholders of the Funds with respect to the Proposal.

The principal executive office of the Trust is located at 1000 Continental Drive, Suite 400, King of Prussia, Pennsylvania 19406. You can reach the offices of the Trust by telephone by calling 1-800-848-0920 (toll-free).

It is anticipated that this Proxy Statement and related materials will be sent, or made available to, shareholders of the Funds on or about October 8, 2009.

This Proxy Statement is also being furnished in connection with the solicitation of voting instructions by Nationwide Life Insurance Company, Nationwide Life and Annuity Insurance Company, Nationwide Life Insurance Company of America and Nationwide Life and Annuity Company of America (collectively, “Nationwide Life”) and certain other insurance companies (each, a “Participating Insurance Company” and collectively, the “Participating Insurance Companies”) from owners of variable annuity contracts and variable insurance policies (collectively, “Variable Contracts”) having contract values allocated to a subaccount of a Nationwide Life or Participating Insurance Company separate account invested in shares of the Funds.

For purposes of this Proxy Statement, the terms “you,” “your,” and “shareholder” refer to both Variable Contract owners (“Contract Owners”) who invest in the Funds through their Variable Contracts, Nationwide Life and each Participating Insurance Company, and Nationwide Fund Advisors (“NFA”), which is the investment adviser to several “funds-of-funds” that invest a portion of their assets in the Funds. As the investment adviser to such “funds-of-funds,” NFA has been delegated proxy voting authority over proxies received by such funds. NFA is also the investment adviser to the Funds.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on November 30, 2009. The Funds’ Notice of Special Meeting of Shareholders, Proxy Statement and Form of Proxy are available on the Internet at www.proxyvote.com.

PROPOSAL: TO APPROVE THE USE OF
A “MANAGER OF MANAGERS”
STRUCTURE FOR EACH FUND

WHY AM I BEING ASKED TO VOTE ON THIS PROPOSAL?

Introduction

The Trust has received an exemptive order from the Securities and Exchange Commission (the “SEC”) for a “manager of managers” structure that generally permits its investment adviser, NFA, subject to approval of the Board, to (i) hire, replace or terminate an unaffiliated subadviser, (ii) revise a subadvisory agreement with an unaffiliated subadviser, and (iii) allocate and reallocate a Fund’s assets among one or more subadvisers, each without the approval of shareholders (the “Manager of Managers Order”). Absent such relief, shareholder approval would generally be required by Section 15 of the Investment Company Act of 1940, as amended (the “1940 Act”) to make such subadviser changes. Each of the Funds commenced operations on March 25, 2008, in reliance on the Manager of Managers Order, as disclosed at that time in each Fund’s then-current prospectus. More recently, the SEC issued an order (the “Substitution Order”) permitting the substitution of shares of certain underlying mutual funds that have been available to holders of Variable Contracts issued by Nationwide Life for shares of the Funds (the “Substitution”). As a condition to granting the Substitution Order, the SEC required that, following the Substitution, each of the Funds would not rely on the Manager of Managers Order until such time as a majority of that Fund’s shareholders had approved its reinstatement. The Substitution occurred on August 14, 2009. Shareholders of the Funds are now being asked to vote to approve reimplementation of a “manager of managers” structure in reliance on the Manager of Managers Order (the “Manager of Managers Structure”).

Applicable Law and the Manager of Managers Order

Ordinarily, federal law requires shareholders of a mutual fund to approve a new subadvisory agreement among a fund, its investment adviser and a subadviser before such subadvisory agreement may become effective. Specifically, Section 15 of the 1940 Act makes it unlawful for any person to act as an investment adviser (including as a subadviser) to a fund, except pursuant to a written contract that has been approved by shareholders. Section 15 also requires that an investment advisory agreement (including a subadvisory agreement) provide that it will terminate automatically upon its “assignment,” which, under the 1940 Act, generally includes the transfer of an advisory agreement itself or the change of control of the investment adviser through the transfer of a controlling block of the investment adviser’s outstanding voting securities.

Therefore, under normal circumstances, a fund must obtain shareholder approval of a subadvisory agreement in order to employ one or more subadvisers, replace an existing subadviser, materially change the terms of a subadvisory agreement, or continue the employment of an existing subadviser when that subadviser’s subadvisory agreement terminates because of an “assignment.” The Manager of Managers Order permits NFA, as the Funds’ investment adviser, and subject to Board approval, to generally appoint and replace unaffiliated subadvisers, enter into subadvisory agreements with unaffiliated subadvisers, and amend and terminate subadvisory agreements with unaffiliated subadvisers on behalf of a Fund without shareholder approval. The Manager of Managers Order is intended to enable the Funds to operate with greater efficiency by allowing NFA to employ subadvisers best suited to the needs of the Funds without incurring the expense and delays associated with obtaining shareholder approval of subadvisory agreements.

Pursuant to the current investment advisory agreement between the Trust and NFA (the “Investment Advisory Agreement”), NFA, subject to the supervision of the Board and approval of shareholders, serves as each Fund’s investment adviser. As such, NFA provides for, or arranges for the provision of, among other things, the management of the assets of each Fund and the decisions to purchase and sell securities on behalf of the Funds. NFA is permitted under the Investment Advisory Agreement, at its own expense, to select and contract with one or more subadvisers to perform some or all of the services for a Fund for which NFA is responsible under such Investment Advisory Agreement. Where NFA delegates investment advisory duties to a subadviser, NFA (i) has overall supervisory responsibility for the general management and investment of a Fund’s assets; (ii) determines the allocation of assets among one or more subadvisers; and (iii) has full investment discretion to make all determinations with respect to the investment of a Fund’s assets not otherwise assigned to a subadviser. Approval and use by a Fund of the Manager of Managers Structure would enable NFA to hire and replace an unaffiliated subadviser, or materially amend a subadvisory agreement with an unaffiliated subadviser, or reallocate a Fund’s assets among existing subadvisers, without shareholder approval. Approval of the Manager of Managers Structure would not permit investment management fees paid by a Fund to be increased without shareholder approval, or change NFA’s responsibilities to a Fund.

The Substitution Order

Shares of the Funds are offered to separate accounts of Nationwide Life to fund benefits of Variable Contracts that Nationwide Life issues. Each Variable Contract’s prospectus contains provisions reserving Nationwide Life’s right to substitute shares of one underlying mutual fund available as an investment option (“Underlying Fund Option”) for shares of another Underlying Fund Option if either (i) shares of the current Underlying Fund Option are no longer available for purchase by the separate account or (ii) in the judgment of Nationwide Life, further investment in the current Underlying Fund Option is inappropriate in view of the purposes of the Variable Contract. Nationwide Life exercised its contractual right accordingly, and sought an order from the SEC pursuant to Section 26(c) of the 1940 Act approving the substitution of shares of several then-current Underlying Fund Options with shares of the Funds (i.e., the Substitution Order). Because many of the Underlying Fund Options before the Substitution were not subject to manager-of-managers exemptive relief similar to that which the Manager of Managers Order provides the Funds, the SEC required, as a condition to granting the Substitution Order, that after the date on which the Substitution were to occur, none of the Funds would change subadvisers, retain any new subadviser, or otherwise rely on the Manager of Managers Order without first obtaining shareholder approval of either the new subadviser or a Manager of Managers Structure that relies on the Manager of Managers Order. The SEC issued the Substitution Order on July 8, 2009, and the Substitution occurred on August 14, 2009. This means that, since August 14, 2009, NFA is not able to hire or replace an unaffiliated subadviser (or otherwise materially amend a contract with an existing unaffiliated subadviser) with respect to the Funds, or reallocate assets among a Fund’s existing subadvisers, without shareholder approval.

Approval of Reinstatement of Manager of Managers Structure

Shareholders of the Funds are requested in this proxy solicitation to approve each Fund’s reimplementation of the Manager of Managers Structure that relies on the Manager of Managers Order. Reimplementation by a Fund of the Manager of Managers Structure would enable NFA to:

•	hire and replace an unaffiliated subadviser;

•	materially amend a subadvisory agreement with an unaffiliated subadviser; or

•	reallocate a Fund’s assets among existing subadvisers;

each without shareholder approval. Any such action would continue to require approval by a majority of the Board, including a majority of the trustees who are deemed to be independent trustees (each, an “Independent Trustee” and, collectively, the “Independent Trustees”) under the 1940 Act. The Manager of Managers Structure would not:

•	permit investment management fees paid by a Fund to be increased without shareholder approval; or

•	change NFA’s responsibilities to a Fund.

At the Board’s September 10, 2009 meeting, the Board, including the Independent Trustees, unanimously approved each Fund’s reimplementation of the Manager of Managers Structure, subject to shareholder approval. As noted above, the Manager of Managers Structure is intended to enable the Funds to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approval of subadvisers or subadvisory agreements.

NFA and the Board believe that the reinstatement of the Manager of Managers Structure will: (1) enable the Board to act more quickly and with less expense to a Fund in order to appoint an initial or a new subadviser when NFA and the Board believe that such appointment would be in the best interests of that Fund and its shareholders; and (2) help a Fund to potentially enhance performance and reduce market risk by permitting NFA to allocate and reallocate a Fund’s assets among itself and one or more subadvisers when NFA and the Board believe that it would be in the best interests of that Fund and its shareholders — for example, to engage a subadviser with a different investment style if deemed appropriate by NFA and the Board.

Based on the above, the Board is hereby soliciting shareholder approval of the reinstatement of the Manager of Managers Structure, in reliance on the Manager of Managers Order, with respect to each Fund.

HOW DOES THIS PROPOSAL AFFECT MY RIGHT TO VOTE ON SUBADVISORY AGREEMENTS?

If the Proposal is approved, NFA would be permitted to appoint and replace unaffiliated subadvisers for a Fund, enter into and make amendments to subadvisory agreements with unaffiliated subadvisers, and reallocate a Fund’s assets among existing subadvisers, without first obtaining shareholder approval. In all cases, (i) the Board, including a majority of the Independent Trustees, must approve new or amended subadvisory agreements; (ii) NFA’s responsibilities to a Fund would remain unchanged; and (iii) there would be no increase in investment management fees paid by a Fund without further shareholder approval. Subadvisory agreements with subadvisers that are affiliated with NFA, if any, would fall outside the provisions of the Manager of Managers Order and remain subject to the shareholder approval requirement.

WHAT ARE THE BENEFITS TO THE FUNDS?

The Board believes that it is in the best interests of each Fund’s shareholders to allow NFA the maximum flexibility to appoint, supervise and replace unaffiliated subadvisers, amend subadvisory agreements with unaffiliated subadvisers, and reallocate assets among existing subadvisers without incurring the expense and potential delay of seeking specific shareholder approval. The process of seeking shareholder approval is administratively expensive to a Fund and may cause delays in executing changes that the Board and NFA have determined are necessary or desirable. These costs are often borne entirely by the applicable Fund (and therefore indirectly by such Fund’s shareholders). If shareholders approve the Proposal to authorize a Manager of Managers Structure for a Fund, the Board would be able to act more quickly and with less expense to the Fund to appoint a subadviser when the Board and NFA believe that the appointment would be in the best interests of the Fund and its shareholders.

Although shareholder approval of new subadvisory agreements, material amendments to existing subadvisory agreements and the reallocation of assets among existing subadvisers is not required under the proposed Manager of Managers Structure, the Board, including a majority of the Independent Trustees, would continue to oversee the subadviser selection process to help ensure that shareholders’ interests are protected whenever NFA seeks to select a new subadviser, modify a subadvisory agreement or reallocate a Fund’s assets among existing subadvisers. Specifically, the Board, including a majority of the Independent Trustees, would still be required to evaluate and approve all subadvisory agreements, any modifications to existing subadvisory agreements and all reallocations of assets among existing subadvisers. In reviewing new subadvisory agreements or changes to existing subadvisory arrangements, the Board will analyze all factors that it considers to be relevant to its determination, including the subadvisory fees, the nature, quality and scope of services to be provided by the subadviser, the investment performance of the assets managed by the subadviser in the particular style for which a subadviser is sought, as well as the subadviser’s compliance with federal securities laws and regulations.

WHAT DID THE BOARD CONSIDER IN REVIEWING THIS PROPOSAL?

In determining that the Manager of Managers Structure was in the best interests of each Fund and its shareholders, the Board, including a majority of the Independent Trustees, considered the factors below, and such other factors and information they deemed relevant, prior to approving and recommending the approval of the Manager of Managers Structure with respect to the Funds:

(1) A Manager of Managers Structure will enable NFA to employ subadvisers with varying investment styles or investment focuses to help potentially enhance performance and reduce market risk by expanding the securities in which a Fund may invest and the styles in which they are invested;

(2) A Manager of Managers Structure will enable NFA to promptly reallocate Fund assets among itself and one or more subadvisers in response to varying market conditions;

(3) A Manager of Managers Structure will enable the Board to act more quickly, with less expense to a Fund, in appointing new subadvisers when the Board and NFA believe that such appointment would be in the best interests of the Fund and its shareholders;

(4) NFA would be directly responsible for (i) establishing procedures to monitor a subadviser’s compliance with the Funds’ investment objectives and policies, (ii) analyzing the performance of the subadviser and (iii) recommending allocations and reallocations of Fund assets among itself and one or more subadvisers;

(5) No subadviser could be appointed, removed or replaced without Board approval; and

(6) The Funds already had in place, prior to August 14, 2009, an existing “manager of managers” structure and that reapproval is only necessary due to conditions imposed by the SEC in granting the Substitution Order.

THE BOARD OF TRUSTEES UNANIMOUSLY
RECOMMENDS THAT YOU VOTE “FOR”
THE PROPOSAL

VOTING INFORMATION

WHO IS ENTITLED TO VOTE?

Only shareholders of record of each Fund at the close of business on September 17, 2009 (the “Record Date”) are entitled to vote at the Meeting. The total outstanding shares of each Fund entitled to vote as of the Record Date is set forth below.

Fund	Number of Shares Outstanding

NVIT Multi-Manager International Growth Fund	68,666,715.04
NVIT Multi-Manager Large Cap Growth Fund	50,064,429.65
NVIT Multi-Manager Large Cap Value Fund	36,048,885.16
NVIT Multi-Manager Mid Cap Growth Fund	88,695,010.65
NVIT Multi-Manager Mid Cap Value Fund	67,091,868.42
NVIT Short Term Bond Fund	28,461,321.11
Neuberger Berman NVIT Multi Cap Opportunities Fund	32,217,913.57
Van Kampen NVIT Real Estate Fund	35,996,698.84

WHAT CONSTITUTES A QUORUM?

With respect to actions to be taken by the shareholders of a Fund on the matters described in this Proxy Statement, the presence in person or by proxy of 40% of the outstanding shares entitled to vote on the Proposal (generally Nationwide Life and the Participating Insurance Companies) at the Meeting shall constitute a quorum for purposes of voting upon the Proposal at the Meeting. Abstentions and “broker non-votes” (as described below under “How Will The Shareholder Voting Be Handled?”) will be included for purposes of determining whether a quorum is present at the Meeting for a particular matter and will have the same effect as a vote “against” the Proposal.

WHAT HAPPENS IF A QUORUM IS NOT PRESENT?

If, in the unlikely event that quorum is not present at the Meeting, in person or by proxy, as described above, then a majority of the votes cast by shareholders of a Fund present in person or by proxy at the Meeting may adjourn the Meeting with respect to the Fund. If a quorum is present but sufficient votes to approve the Proposal are not received, then the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. All such adjournments will require the affirmative vote of a majority of the shares present in person or by proxy at the Meeting to be adjourned. The Meeting also may be adjourned by the Chairperson, the President of the Trust, in the absence of the Chairperson, or any Vice President or other authorized officer of the Trust, in the absence of the Chairperson and the President. It is anticipated that the persons named as proxies on the enclosed Proxy Card will use the authority granted to them to vote on adjournment at their discretion.

WHAT VOTE IS REQUIRED TO APPROVE THE PROPOSAL?

With respect to each Fund, the Proposal must be approved by a “majority of outstanding voting securities” as defined in the 1940 Act, which means the lesser of the vote of (i) 67% or more of the voting securities of the Fund that are present at a meeting duly called if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities of the Fund. Each Fund will vote separately on the Proposal and it is possible that none, some, or all of the Funds vote to approve the Proposal.

With respect to Nationwide Life and Participating Insurance Company separate accounts, Nationwide Life and each Participating Insurance Company will vote the shares of the Funds at the Meeting in accordance with the timely instructions received from persons entitled to give voting instructions under the Variable Contracts. Nationwide Life and each Participating Life Insurance Company are expected to vote shares attributable to Variable Contracts as to which no voting instructions are received in the same proportion (for, against, or abstain) as those for which timely instructions are received. As a result, those Contract Owners that actually provide voting instructions may control the outcome of the vote even though their actual percentage ownership of a Fund alone would not be sufficient to approve the Proposal. Each share of the Funds is entitled to one vote, and each fraction of a share is entitled to a proportionate fractional vote. Contract Owners also will be permitted to revoke previously submitted voting instructions in accordance with instructions contained in the Proxy Statement sent to the Funds’ shareholders and to Contract Owners.

WHAT HAPPENS IF SHAREHOLDERS OF A FUND DO NOT APPROVE THE PROPOSAL?

If shareholders of a Fund vote against the Proposal, that Fund will not be able to rely on the Manager of Managers Structure.

HOW DO I ENSURE MY VOTE IS ACCURATELY RECORDED?

Only shareholders of record at the close of business on the Record Date will be entitled to notice of and to vote at the Meeting. You may attend the Meeting and vote in person or you may complete, sign, date and return the Proxy Card (or voting instruction form). If you own shares of a Fund on the Record Date, a Proxy Card (or voting instruction form) is included with this Proxy Statement. You also can provide voting instructions by telephone by calling the toll-free number on the Proxy Card(s) or by going to the Internet address provided on the Proxy Card(s) or the Notice of Internet Availability of Proxy Materials and following the instructions. Please complete the Proxy Card (or voting instruction form), or if you vote by telephone or over the Internet, please vote on the Proposal as it relates to a Fund. Your voting instructions must be received by the Trust or its proxy solicitor by the date of the Meeting in order to be counted for the Meeting. If you are eligible to vote by telephone or through the Internet, instructions are enclosed.

The persons named as proxies on the enclosed form of proxy will vote the shares of the Funds at the Meeting in accordance with the timely instructions received from shareholders. If a duly signed and dated proxy is received that does not specify a choice (for, against, or abstain), the persons named as proxies will consider the proxy’s timely receipt as an instruction to vote FOR the Proposal to which the proxy relates.

If a duly signed and dated voting instruction form is received that does not specify a choice, Nationwide Life and each Participating Life Insurance Company, as applicable, will consider the voting instruction’s timely receipt as an instruction to vote FOR the Proposal to which the voting instruction relates.

HOW WILL THE SHAREHOLDER VOTING BE HANDLED?

Only shareholders of record of each Fund at the close of business on the Record Date will be entitled to notice of and to vote at the Meeting on the matters described in this Proxy Statement, and will be entitled to one vote for each full share and a fractional vote for each fractional share that they hold. If sufficient votes to approve the Proposal are not received by the date of the Meeting, the Meeting may be adjourned to permit further solicitations of proxies as described above in the section entitled “What Happens If A Quorum Is Not Present?”

This Proxy Statement also is being furnished in connection with the solicitation of voting instructions by Nationwide Life and Participating Insurance Companies from Contract Owners having contract values allocated to a subaccount of a Nationwide Life or Participating Insurance Company separate account invested in shares of the Funds. NFA, which is the investment adviser to several “funds-of-funds” that invest a portion of their assets in the Funds, will vote shares on behalf of those funds-of-funds. As the investment adviser to such “funds-of-funds,” NFA has been delegated proxy voting authority over proxies received by such funds. NFA also is the investment adviser to the Funds.

The rules of the SEC require that the Trust disclose in this Proxy Statement the effect of “broker non-votes.” Broker non-votes are shares for which a broker holding such shares for a beneficial owner has not received instructions from the beneficial owner so that the broker may not exercise discretionary voting power with respect to such shares. Nationwide Life and each Participating Insurance Company, as the shareholder of record of all of the Trust’s shares, will vote shares attributable to variable contracts as to which no voting instructions are received in the same proportion (for, against, or abstain) as those for which timely instructions are received by Nationwide Life or the Participating Insurance Company, as applicable, even in instances where a broker would be prevented from exercising discretion. Broker non-votes, therefore, will be so voted by Nationwide Life or each Participating Insurance Company just as any other shares for which Nationwide Life or the Participating Insurance Company does not receive voting instructions.

MAY I REVOKE MY PROXY?

Shareholders who execute proxies may revoke them at any time before they are voted by filing a written notice of revocation with the Trust, by delivering a duly executed proxy bearing a later date or by attending the Meeting and voting in person.

Contract Owners may revoke previously submitted voting instructions given to Nationwide Life or their Participating Insurance Company, as applicable, at any time by (i) submitting to Nationwide Life or the Participating Insurance Company subsequently dated voting instructions, (ii) delivering to Nationwide Life or the Participating Insurance Company a written notice of revocation, or (iii) otherwise giving notice of revocation at the Meeting, in all cases prior to the exercise of the authority granted in the proxy/voting instruction form. Variable Contract Owners should contact Nationwide Life (or such other Participating Insurance Company) for further information on how to revoke voting instructions, including any applicable deadlines. To contact Nationwide Life, please call toll-free at 1-800-848-6331.

WHAT OTHER MATTERS WILL BE VOTED UPON AT THE MEETING?

The Board does not intend to bring any matters before the Meeting with respect to the Funds other than described in this Proxy Statement. The Board is not aware of any other matters to be brought before the Meeting with respect to the Funds by others. If any other matter legally comes before the Meeting, proxies for whom discretion has been granted will be voted in accordance with the views of NFA and the Board.

WHAT OTHER SOLICITATIONS WILL BE MADE?

This proxy solicitation is being made by the Board for use at the Meeting. The cost of this proxy solicitation will be paid by the Funds as set forth below. In addition to solicitation by mail, solicitations also may be made by advertisement, telephone, telegram, facsimile transmission or other electronic media, or personal contacts. The Trust will request broker-dealer firms, custodians, nominees and fiduciaries to forward proxy materials to the beneficial owners of the shares of record. The Trust may reimburse broker-dealer firms, custodians, nominees and fiduciaries for their reasonable expenses incurred in connection with such proxy solicitation. In addition to solicitations by mail, officers and employees of NFA and their affiliates, without extra pay, may conduct additional solicitations by telephone, telecopy and personal interviews. The Trust has engaged Broadridge Financial Solutions, Inc. (“Broadridge”) to solicit proxies and voting instructions from brokers, banks, other institutional holders and shareholders, as applicable, at an anticipated estimated cost of $700,000, including out-of-pocket expenses, which will be borne by the Funds as described below. Fees and expenses may be greater, depending on the effort necessary to obtain shareholder votes or voting instructions. The Trust also has agreed to indemnify Broadridge against certain liabilities and expenses, including liabilities under the federal securities laws. The Trust expects that the solicitations will be primarily by mail, but also may include telephone, telecopy or oral solicitations.

As the Meeting date approaches, certain shareholders of the Funds may receive a telephone call from a representative of Broadridge if their votes have not yet been received. Proxies that are obtained telephonically will be recorded in accordance with the procedures described below. These procedures are designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined. Contract Owners also may receive a telephone call from a representative of Broadridge if their voting instructions have not yet been received.

In all cases where a telephonic proxy is solicited, the Broadridge representative is required to ask for each shareholder’s full name and address, or the zip code or employer identification number, and to confirm that the shareholder has received the proxy materials in the mail. If the shareholder is a corporation or other entity, the Broadridge representative is required to ask for the person’s title and confirmation that the person is authorized to direct the voting of the shares. If the information solicited agrees with the information provided to Broadridge then the Broadridge representative has the responsibility to explain the process, read the Proposal listed on the Proxy Card and ask for the shareholder’s instructions on the Proposal. Although the Broadridge representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in this Proxy Statement. Broadridge will record the shareholder’s instructions on the card. Within 72 hours, the shareholder will be sent a letter or mailgram to confirm his or her vote and asking the shareholder to call Broadridge immediately if his or her instructions are not correctly reflected in the confirmation. The representative will follow the same procedure when soliciting voting instructions telephonically from Contract Owners.

WHO WILL PAY THE EXPENSES OF THE PROXY SOLICITATION?

The Funds (and therefore the Funds’ shareholders) will pay all expenses arising from or incurred as result of the proxy solicitation.

HOW DO I SUBMIT A SHAREHOLDER PROPOSAL?

The Trust is not required to, and does not intend to, hold regular annual shareholder meetings. A shareholder wishing to submit a proposal for consideration for inclusion in a proxy statement for the next shareholder meeting should send his or her written proposal to the offices of the Trust, directed to the attention of its Secretary, at the address of its principal executive office printed on the first page of this Proxy Statement, so that it is received within a reasonable time before any such meeting. The inclusion and/or presentation of any such proposal is subject to the applicable requirements of the proxy rules under the Securities Exchange Act of 1934, as amended. Submission of a proposal by a shareholder does not guarantee that the proposal will be included in the Trust’s proxy statement or presented at the meeting.

PRINCIPAL HOLDERS OF SHARES

To the best knowledge of the Trust, as of the Record Date, no person, except as set forth in Exhibit A attached to the Proxy Statement, owned beneficially or of record 5% or more of the outstanding shares of any class of a Fund. Except as noted therein, the Trust has no knowledge of beneficial ownership.

On the Record Date, the officers and Trustees of the Trust, as a group, owned less than 1% of the outstanding voting shares of a Fund, or class thereof.

MORE INFORMATION ABOUT THE TRUST

THE TRUST

Nationwide Variable Insurance Trust (the “Trust”) is an open-end management investment company formed under the laws of the State of Delaware by an Amended and Restated Declaration of Trust dated October 28, 2004, as most recently amended and restated on June 17, 2009 (the “Declaration”). The Trust’s Declaration authorizes the Board to divide Trust shares into various series, or funds, each of which relates to a separate portfolio of investments, and to classify and reclassify any unissued shares into one or more classes of shares of each such fund. The Declaration permits the Board to issue an unlimited number of series and classes of shares.

There are currently 62 funds that comprise the Trust with various share classes.

NATIONWIDE FUND ADVISORS

Nationwide Fund Advisors (“NFA”), 1000 Continental Drive, Suite 400, King of Prussia, Pennsylvania 19406, manages the investment of the Funds’ assets and supervises the daily business affairs of each fund of the Trust. NFA was organized in 1999 as an investment adviser for mutual funds. NFA is a wholly-owned subsidiary of Nationwide Financial Services, Inc. (“Nationwide Financial”).

ADMINISTRATION, TRANSFER AGENCY AND FUND ACCOUNTING SERVICES

Under the terms of a Fund Administration and Transfer Agency Agreement dated May 1, 2007, as amended and restated on June 11, 2008, Nationwide Fund Management LLC (“NFM”), an indirect wholly-owned subsidiary of Nationwide Financial, provides various administrative and accounting services, including daily valuation of the Funds’ shares, preparation of financial statements, tax returns, and regulatory reports, and presentation of quarterly reports to the Board of Trustees. NFM also serves as transfer agent and dividend disbursing agent for the Funds. NFM’s address is 1000 Continental Drive, Suite 400, King of Prussia, Pennsylvania 19406.

DISTRIBUTION SERVICES

Nationwide Fund Distributors LLC (“NFD”), an affiliate of NFA, serves as the Trust’s principal underwriter pursuant to an underwriting agreement between NFD and the Trust dated May 1, 2007. In its capacity as underwriter, NFD receives purchase orders and redemption requests relating to shares of the Funds. In its capacity as distributor, NFD solicits orders for the sale of shares, advertises and pays the costs of distribution, advertising, office space and the personnel involved in such activities. NFD’s address is 1000 Continental Drive, Suite 400, King of Prussia, Pennsylvania 19406.

CUSTODIAN

JPMorgan Chase Bank, 270 Park Avenue, New York, New York 10008, is the Custodian for the Funds and makes all receipts and disbursements under a Custody Agreement. The Custodian performs no managerial or policy making functions for the Funds.

EXHIBITS TO PROXY STATEMENT

EXHIBITS

Exhibit A — Principal Holders of Shares as of September 17, 2009

EXHIBIT A

Principal Holders of Shares as of September 17, 2009

		Percentage of the
	Number of Shares	Class Held by the
Name and Address of Shareholder	Beneficially Owned	Shareholder

NVIT Multi-Manager International Growth Fund Class I

NATIONWIDE MUTUAL INSURANCE COMPANY 1 NATIONWIDE PLAZA 1-33-13 ATTN DARREN R COBLE COLUMBUS OH 43215-2220	1,014.531	100.00%

NVIT Multi-Manager International Growth Fund Class II

NATIONWIDE MUTUAL INSURANCE COMPANY 1 NATIONWIDE PLAZA 1-33-13 ATTN DARREN R COBLE COLUMBUS OH 43215-2220	1,011.506	100.00%

NVIT Multi-Manager International Growth Fund Class III

SECURITY DISTRIBUTORS, INC. ONE SECURITY BENEFIT PLACE TOPEKA KS 66636-0001	18,672,987.036	99.32%

NVIT Multi-Manager International Growth Fund Class VI

SECURITY DISTRIBUTORS, INC. ONE SECURITY BENEFIT PLACE TOPEKA KS 66636-0001	33,745,648.352	100.00%

NVIT Multi-Manager International Growth Fund Class Y

NVIT CARDINAL CAPITAL APPRECIATION C/O CITI FUND SERVICES 3435 STELZER RD COLUMBUS OH 43219	5,000,811.659	31.03%

NVIT CARDINAL MODERATE C/O CITI FUND SERVICES 3435 STELZER RD COLUMBUS OH 43219	3,732,790.029	23.16%

NVIT CARDINAL MODERATELY AGGRESSIVE C/O CITI FUND SERVICES 3435 STELZER RD COLUMBUS OH 43219	2,998,219.571	18.60%

		Percentage of the
	Number of Shares	Class Held by the
Name and Address of Shareholder	Beneficially Owned	Shareholder

NVIT CARDINAL BALANCED C/O CITI FUND SERVICES 3435 STELZER RD COLUMBUS OH 43219	2,694,621.137	16.72%

NVIT CARDINAL MODERATELY CONSERVATIVE C/O CITI FUND SERVICES 3435 STELZER RD COLUMBUS OH 43219	888,449.968	5.51%

NVIT Multi-Manager Large Cap Growth Fund Class I

SECURITY DISTRIBUTORS, INC. ONE SECURITY BENEFIT PLACE TOPEKA KS 66636-0001	2,257,779.639	95.42%

NVIT Multi-Manager Large Cap Growth Fund Class II

SECURITY DISTRIBUTORS, INC. ONE SECURITY BENEFIT PLACE TOPEKA KS 66636-0001	19,961,386.536	99.99%

NVIT Multi-Manager Large Cap Growth Fund Class Y

NVIT CARDINAL CAPITAL APPRECIATION C/O CITI FUND SERVICES 3435 STELZER RD COLUMBUS OH 43219	7,793,386.098	28.10%

NVIT CARDINAL MODERATE C/O CITI FUND SERVICES 3435 STELZER RD COLUMBUS OH 43219	7,270,553.593	26.21%

NVIT CARDINAL BALANCED C/O CITI FUND SERVICES 3435 STELZER RD COLUMBUS OH 43219	5,460,981.228	19.69%

NVIT CARDINAL MODERATELY AGGRESSIVE C/O CITI FUND SERVICES 3435 STELZER RD COLUMBUS OH 43219	4,074,552.192	14.69%

		Percentage of the
	Number of Shares	Class Held by the
Name and Address of Shareholder	Beneficially Owned	Shareholder

NVIT CARDINAL MODERATELY CONSERVATIVE C/O CITI FUND SERVICES 3435 STELZER RD COLUMBUS OH 43219	1,730,473.874	6.24%

NVIT Multi-Manager Large Cap Value Fund Class I

SECURITY DISTRIBUTORS, INC. ONE SECURITY BENEFIT PLACE TOPEKA KS 66636-0001	850,389.866	97.48%

NVIT Multi-Manager Large Cap Value Fund Class II

SECURITY DISTRIBUTORS, INC. ONE SECURITY BENEFIT PLACE TOPEKA KS 66636-0001	6,141,111.836	99.98%

NVIT Multi-Manager Large Cap Value Fund Class Y

NVIT CARDINAL CAPITAL APPRECIATION C/O CITI FUND SERVICES 3435 STELZER RD COLUMBUS OH 43219	8,148,887.969	28.07%

NVIT CARDINAL MODERATE C/O CITI FUND SERVICES 3435 STELZER RD COLUMBUS OH 43219	7,606,553.153	26.20%

NVIT CARDINAL BALANCED C/O CITI FUND SERVICES 3435 STELZER RD COLUMBUS OH 43219	5,719,258.990	19.70%

NVIT CARDINAL MODERATELY AGGRESSIVE C/O CITI FUND SERVICES 3435 STELZER RD COLUMBUS OH 43219	4,277,995.168	14.73%

NVIT CARDINAL MODERATELY CONSERVATIVE C/O CITI FUND SERVICES 3435 STELZER RD COLUMBUS OH 43219	1,809,806.589	6.23%

		Percentage of the
	Number of Shares	Class Held by the
Name and Address of Shareholder	Beneficially Owned	Shareholder

NVIT Multi-Manager Mid Cap Growth Fund Class I

SECURITY DISTRIBUTORS, INC. ONE SECURITY BENEFIT PLACE TOPEKA KS 66636-0001	53,638,721.191	97.77%

NVIT Multi-Manager Mid Cap Growth Fund Class II

SECURITY DISTRIBUTORS, INC. ONE SECURITY BENEFIT PLACE TOPEKA KS 66636-0001	22,406,564.337	100.00%

NVIT Multi-Manager Mid Cap Growth Fund Class Y

NVIT CARDINAL CAPITAL APPRECIATION C/O CITI FUND SERVICES 3435 STELZER RD COLUMBUS OH 43219	3,274,390.080	28.65%

NVIT CARDINAL MODERATE C/O CITI FUND SERVICES 3435 STELZER RD COLUMBUS OH 43219	2,506,706.118	21.94%

NVIT CARDINAL BALANCED C/O CITI FUND SERVICES 3435 STELZER RD COLUMBUS OH 43219	2,259,154.399	19.77%

NVIT CARDINAL MODERATELY AGGRESSIVE C/O CITI FUND SERVICES 3435 STELZER RD COLUMBUS OH 43219	1,805,830.610	15.80%

NVIT CARDINAL MODERATELY CONSERVATIVE C/O CITI FUND SERVICES 3435 STELZER RD COLUMBUS OH 43219	894,937.889	7.83%

NVIT Multi-Manager Mid Cap Value Fund Class I

NATIONWIDE MUTUAL INSURANCE COMPANY 1 NATIONWIDE PLAZA 1-33-13 ATTN DARREN R COBLE COLUMBUS OH 43215-2220	1,023.116	100.00%

		Percentage of the
	Number of Shares	Class Held by the
Name and Address of Shareholder	Beneficially Owned	Shareholder

NVIT Multi-Manager Mid Cap Value Fund Class II

SECURITY DISTRIBUTORS, INC. ONE SECURITY BENEFIT PLACE TOPEKA KS 66636-0001	55,970,044.910	99.44%

NVIT Multi-Manager Mid Cap Value Fund Class Y

NVIT CARDINAL CAPITAL APPRECIATION C/O CITI FUND SERVICES 3435 STELZER RD COLUMBUS OH 43219	3,090,857.793	28.61%

NVIT CARDINAL MODERATE C/O CITI FUND SERVICES 3435 STELZER RD COLUMBUS OH 43219	2,366,961.828	21.91%

NVIT CARDINAL BALANCED C/O CITI FUND SERVICES 3435 STELZER RD COLUMBUS OH 43219	2,136,822.510	19.78%

NVIT CARDINAL MODERATELY AGGRESSIVE C/O CITI FUND SERVICES 3435 STELZER RD COLUMBUS OH 43219	1,714,098.009	15.87%

NVIT CARDINAL MODERATELY CONSERVATIVE C/O CITI FUND SERVICES 3435 STELZER RD COLUMBUS OH 43219	844,913.940	7.82%

NVIT Short Term Bond Fund Class I

SECURITY DISTRIBUTORS, INC. ONE SECURITY BENEFIT PLACE TOPEKA KS 66636-0001	81,265.945	98.75%

NVIT Short Term Bond Fund Class II

SECURITY DISTRIBUTORS, INC. ONE SECURITY BENEFIT PLACE TOPEKA KS 66636-0001	10,234,729.133	98.60%

		Percentage of the
	Number of Shares	Class Held by the
Name and Address of Shareholder	Beneficially Owned	Shareholder

NVIT Short Term Bond Fund Class Y

NVIT CARDINAL CONSERVATIVE C/O CITI FUND SERVICES 3435 STELZER RD COLUMBUS OH 43219	4,705,711.116	26.14%

NVIT CARDINAL BALANCED C/O CITI FUND SERVICES 3435 STELZER RD COLUMBUS OH 43219	4,393,708.831	24.41%

NVIT CARDINAL MODERATE C/O CITI FUND SERVICES 3435 STELZER RD COLUMBUS OH 43219	3,490,127.407	19.39%

NVIT CARDINAL CAPITAL APPRECIATION C/O CITI FUND SERVICES 3435 STELZER RD COLUMBUS OH 43219	2,458,707.755	13.66%

NVIT CARDINAL MODERATELY CONSERVATIVE C/O CITI FUND SERVICES 3435 STELZER RD COLUMBUS OH 43219	2,119,127.450	11.77%

Neuberger Berman NVIT Multi Cap Opportunities Fund Class I

SECURITY DISTRIBUTORS, INC. ONE SECURITY BENEFIT PLACE TOPEKA KS 66636-0001	31,168,344.238	99.86%

Neuberger Berman NVIT Multi Cap Opportunities Fund Class II

SECURITY DISTRIBUTORS, INC. ONE SECURITY BENEFIT PLACE TOPEKA KS 66636-0001	1,006,041.742	99.90%

Van Kampen NVIT Real Estate Fund Class I

SECURITY DISTRIBUTORS, INC. ONE SECURITY BENEFIT PLACE TOPEKA KS 66636-0001	28,160,317.492	98.49%

		Percentage of the
	Number of Shares	Class Held by the
Name and Address of Shareholder	Beneficially Owned	Shareholder

Van Kampen NVIT Real Estate Fund Class II

SECURITY DISTRIBUTORS, INC. ONE SECURITY BENEFIT PLACE TOPEKA KS 66636-0001	7,402,575.499	99.99%

*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of
Proxy Materials For The Special Meeting of Shareholders to be
Held on November 30, 2009

NATIONWIDE VARIABLE
INSURANCE TRUST
PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE, NY 11735
M17432-P85738

Meeting Information
Meeting Type: Special Meeting of Shareholders
For holders as of: September 17, 2009
Date: November 30, 2009
Time: 10:00 AM, Eastern time

Location:	Nationwide Variable Insurance Trust
1000 Continental Drive
Suite 400
King of Prussia, Pennsylvania 19406
You are receiving this communication because you hold shares in the above named company.
This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).
See the reverse side of this notice to obtain proxy materials and voting instructions.

Before You Vote
How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:
Notice of Special Meeting of Shareholders, Proxy Statement, and Form of Proxy
How to View ONLINE:
Have the 12-Digit Control Number available (located on the following page) and visit: www.proxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1)	BY INTERNET:	www.proxyvote.com
2)	BY TELEPHONE:	1-800-579-1639
3)	BY E-MAIL*:	sendmaterial@proxyvote.com
*	If requesting materials by e-mail, please send a blank e-mail with the 12-Digit Control Number (located on the following page) in the subject line.
Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before November 18, 2009 to facilitate timely delivery.
How To Vote
You May Choose One of the Following Voting Methods

Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.
Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Please have the 12-Digit Control Number available and follow the instructions.
Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.
M17433-P85738

The Board of Directors recommends you vote FOR the following proposals:
1.	To approve the use of a “manager of managers” structure for NVIT Multi-Manager International Growth Fund, NVIT Multi-Manager Large Cap Growth Fund, NVIT Multi-Manager Large Cap Value Fund, NVIT Multi-Manager Mid Cap Growth Fund, NVIT Multi-Manager Mid Cap Value Fund, NVIT Short Term Bond Fund, Neuberger Berman NVIT Multi Cap Opportunities Fund, and Van Kampen NVIT Real Estate Fund.

2.	To transact such other business as may properly come before the Special Meeting of Shareholders or any adjournments thereof.

Please refer to the proxy materials for more detailed information on the above voting items.
M17435-P85738

PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE, NY 11735
To vote by Internet
1)	Read the Proxy Statement and have the proxy card below at hand.

2)	Go to website www.proxyvote.com

3)	Follow the instructions provided on the website.
To vote by Telephone
1)	Read the Proxy Statement and have the proxy card below at hand.

2)	Call 1-800-690-6903

3)	Follow the instructions.
To vote by Mail
1)	Read the Proxy Statement.

2)	Check the appropriate boxes on the proxy card below.

3)	Sign and date the proxy card.

4)	Return the proxy card in the envelope provided.

[CONTROL NUMBER]
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	M17429-P85738 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

NATIONWIDE VARIABLE INSURANCE TRUST
The Board of Trustees recommends you vote FOR the following proposal(s):

		For	Against	Abstain
1.	To approve the use of a “manager of managers” structure for NVIT Multi-Manager International Growth Fund, NVIT Multi-Manager Large Cap Growth Fund, NVIT Multi-Manager Large Cap Value Fund, NVIT Multi-Manager Mid Cap Growth Fund, NVIT Multi-Manager Mid Cap Value Fund, NVIT Short Term Bond Fund, Neuberger Berman NVIT Multi Cap Opportunities Fund, and Van Kampen NVIT Real Estate Fund.	☐	☐	☐

2.	To transact such other business as may properly come before the Special Meeting of Shareholders or any adjournments thereof.	☐	☐	☐

Please refer to the Proxy Statement discussion of the proposal.

IF NO SPECIFICATION IS MADE AND THIS CARD IS SIGNED AND RETURNED, THE PROXY SHALL BE VOTED FOR THE PROPOSAL.

As to any other matter, said attorneys shall vote in accordance with their best judgment.

Note: Please sign exactly as your name(s) appear on this card. Joint owners should each sign individually. Corporate proxies should be signed in full corporate name by an authorized officer. Fiduciaries should give full titles. If you sign the proxy card and do not indicate how you intend to vote, it will be understood that you are voting “For” the Proposal.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:
The Notice and Proxy Statement are available at www.proxyvote.com.

M17430-P85738

NATIONWIDE VARIABLE INVESTMENT TRUST
VOTING INSTRUCTION CARD FOR THE SPECIAL MEETING
OF SHAREHOLDERS TO BE HELD NOVEMBER 30, 2009
The undersigned hereby appoints Nationwide Life Insurance Company, Nationwide Life and Annuity Insurance Company, Nationwide Life Insurance Company of America and Nationwide Life and Annuity Company of America (the “Company”) and hereby authorizes them to represent and to vote, as designated on reverse, at the Special Meeting of Shareholders on November 30, 2009 and at any adjournments thereof, all shares of the Fund(s) attributable to his or her contract or interest therein as directed on the reverse side of this Form. IF THIS VOTING INSTRUCTION CARD IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED “FOR” THE PROPOSAL.
If you fail to return this Voting Instruction Card, depending on your separate account, the Company will either vote all shares attributable to your account value in proportion to all voting instructions for the Fund(s) actually received from contract owners in the separate account, or the Company will not vote all shares attributable to your account.
PLEASE SIGN AND DATE ON THE REVERSE SIDE.